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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           REUNION INDUSTRIES, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)

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
                Delaware                                                  06-1439715
-----------------------------------------                 -----------------------------------------
 (State of Incorporation or Organization)                    (I.R.S. Employer Identification No.)

        One Stamford Landing                                               06902
        62 Southfield Street
        Stamford, Connecticut
-----------------------------------------                 -----------------------------------------
(Address of Principal Executive Offices)                                  (Zip Code)

If this form relates to the registration of a                If this form relates to the registration of
class of securities pursuant to Section 12(b) of             a class of securities pursuant to Section
the Exchange Act and is effective pursuant to                12(g) of the Exchange Act and is effective
General Instruction A.(c), please check the                  pursuant to General Instruction A.(d),
following box. [X]                                           please check the following box. [_]
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Securities Act registration statement file number to which the form relates is:

Securities to be registered pursuant to Section 12(b) of the Act:


  Title of Each Class to be so Registered     Name of Each Exchange on Which
                                              Each Class is to be Registered


       Common Stock, $.01 Par Value               American Stock Exchange
------------------------------------------   -----------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

None
--------------------------------------------------------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     Incorporated herein by reference is information contained in the Registrant's Post-Effective Amendment No. 6 to the Registration Statement on Form S-4 (Registration No. 333-84321) filed with the Securities and Exchange Commission on November 12, 1999, under the caption "DESCRIPTION OF CAPITAL STOCK; DIVIDENDS; TRANSFER AGENT."

Item 2.  Exhibits.
         --------

         1. Certificate of Incorporation of Reunion Industries, Inc. (Incorporated herein by reference is Exhibit 3.1 to the Registrant's registration statement on Form S-4 (File No. 33-64325)).

         2. Bylaws of Reunion Industries, Inc. (Incorporated herein by reference is Exhibit 3.3 to the Registrant's registration statement on Form S-4 (File No. 33-64325)).

         3. Specimen Stock Certificate of the Registrant's common stock, $.01 par value (Incorporated herein by reference is Exhibit 4.1 to the Registrant's registration statement on Form S-4 (File No. 33-64325)).
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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              REUNION INDUSTRIES, INC.


                              By:    /s/ Richard L. Evans
                                    ------------------------------------------
                              Name:  Richard L. Evans
                              Title: Executive Vice President, Chief Financial
                                     Officer and Secretary

Dated: March 9, 2000